Creating an Industry Leader for Today and Tomorrow Investor Presentation April 1, 2009 Exhibit 99.2

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Forward-Looking Statements

This presentation contains statements related to Fidelity National Information Services, Inc.’s (“FIS”) and Metavante
Technologies, Inc.’s (“Metavante”) future plans, objectives, performance, events and expectations, including statements about revenue and cost synergies and earnings accretion and, as such, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as
amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are subject to known and unknown events, risks, uncertainties and other factors that, individually or in the aggregate, may cause actual results, performance or achievements of FIS and Metavante to be different from those expressed or implied within this presentation. The material risks and uncertainties that could cause actual results to differ materially from current expectations include, without limitation, the following: (i) effect of governmental regulations, including the possibility that there are unexpected delays in obtaining regulatory approvals; (ii) the economy; (iii) competition; (iv) the risk that the merger may fail to achieve beneficial synergies or that it may take longer than expected to do so; (v) the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries and its impact on the Companies’ customer bases; (vi) failure to adapt to changes in technology or in the marketplace; (vii) the failure to obtain approval of FIS’s and Metavante’s shareholders; (viii) delays associated with integrating the companies, including employees and operations, after the transaction is completed; (ix)
actions that may be taken by the competitors, customers and suppliers of FIS or Metavante that may cause the transaction to be delayed or not completed; and (x) other risks detailed from time to time in the Form 10-K and other reports and filings made by FIS and Metavante with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at http://www.sec.gov, including the sections entitled “Risk Factors” in FIS’ and Metavante’s
Form 10-K for the fiscal year ended December 31, 2008. Readers are strongly urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

FIS
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Additional Information and Where to Find It

In connection with the proposed transactions, FIS and Metavante will file relevant materials with the SEC, including a registration statement on Form S-4 that will include a joint proxy statement of FIS and Metavante that also constitutes a prospectus of FIS.  FIS and Metavante will mail the final joint proxy statement/prospectus to their respective shareholders.
Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about FIS, Metavante and the proposed transactions.
Investors and security holders may obtain these documents (and any other documents filed by FIS or Metavante with the
SEC) free of charge at the SEC’s website at www.sec.gov.  In addition, the documents filed with the SEC by FIS may be obtained free of charge by directing such request to: Investor Relations, 601 Riverside Drive, Jacksonville, FL 32204, or
from FIS’s Investor Relations page on its corporate website at www.fidelityinfoservices.com.  The documents filed with the
SEC by Metavante may be obtained free of charge by directing such request to: Investor Relations, 4900 West Brown
Deer Road, Milwaukee, WI 53223 or from Metavante’s Investor Relations page on its corporate website at
www.metavante.com.
FIS, Metavante and their respective executive officers, directors and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of FIS and Metavante in favor of the proposed transactions.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders in connection with the proposed transactions will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  Information about the executive officers and directors of FIS and their ownership of FIS common stock is set forth in the proxy statement for FIS’s 2008 Annual
Meeting of Shareholders, which was filed with the SEC on April 15, 2008.  Information about the executive officers and directors of Metavante and their ownership of Metavante common stock is set forth in the proxy statement for Metavante’s
2008 Annual Meeting of Shareholders, which was filed with the SEC on April 11, 2008.

• Lee A. Kennedy
FIS President and CEO
• Frank R. Martire
Metavante Chairman and CEO
• Michael D. Hayford
Metavante President and COO
• George P. Scanlon
FIS Executive Vice President and CFO
Presenters

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Lee A. Kennedy President and CEO Fidelity National Information Services 5

• Transaction Overview • Benefits of the Transaction • Financial Overview Agenda 6 Lee A. Kennedy Frank R. Martire Michael D. Hayford George P. Scanlon

FIS
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

FIS
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

and
Creating an industry
leader for today and
tomorrow
• Enhances growth prospects
• Generates substantial
synergies
• Drives margin expansion
• Increases financial flexibility
• Accretive to cash earnings
• Creates significant
shareholder value

• Fidelity National Information Services
(“FIS”) to acquire Metavante
Technologies (“MV”)
• FIS will be uniquely positioned to offer
the industry’s most comprehensive
range of core, payment and risk
management services to financial
institutions and businesses worldwide
• Companies combining from a position
of strength
– Record revenue and operating
earnings in 2008
– Industry leading organic revenue
growth

FIS
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Transaction Overview

Key Terms: • 1.35x Exchange ratio, represents a 23.9% premium to MV’s closing price as of
March 30, 2009
– FIS will issue 162 million shares to Metavante shareholders
– Simultaneous equity investment by affiliates of Thomas H. Lee Partners, L.P. and Fidelity
National Financial, Inc. will result in issuance of approximately 16 million shares for aggregate proceeds of $250 million
• At closing FIS will have approximately 374 million fully diluted shares outstanding
• Current FIS shareholders to own approximately 52% of the combined company, with current MV shareholders owning 44% and new equity investors owning 4%
• Transaction value of $4.4 billion including existing MV debt of $1.7 billion
• The requisite MV lenders have agreed to waive their change of control provision
• Warburg Pincus (25% owner of existing MV) has entered into voting agreement to vote in favor of transaction
• Anticipated acquisition and integration costs of $165 million
Structure: • Tax free reorganization whereby Metavante will be merged with a newly formed subsidiary of FIS
Shareholder Vote: • Q2 2009 for both FIS and MV
Expected Closing Date:
• Q3 2009
– Subject to regulatory approvals and approval of FIS and MV shareholders
Governance: • 9 Total directors - 6 from FIS, 3 from MV
Headquarters: • Jacksonville, FL

Transaction Highlights
• Creates an industry leader poised for accelerated growth
• Summary pro forma financial implications are compelling
– Over $5 billion in combined revenue
– Over $1.3 billion in combined Adjusted EBITDA, before synergies
(1)
– $260 million in expected annual cost synergies
– Better positioned to achieve upper end of long-term organic revenue growth target of 6% - 9%
– Accretive to Adjusted EPS in 2010
(1)
• Industry-leading management team

(1) Refer to Appendix for explanation of non-GAAP measures and reconciliation to GAAP

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Unmatched Industry
Experience and Management Depth
William Foley, Chairman
Current Chairman, FIS
Lee Kennedy, Executive Vice Chairman
Current President and CEO, FIS
Frank Martire, CEO
Current Chairman and CEO, MV
Thomas Hagerty
Managing Partner, Thomas H. Lee Partners
Keith Hughes
Former Vice Chairman, Citigroup, Inc.
David Hunt
Former Chairman, OnVantage, Inc.
Stephan James
Former COO, Accenture
Richard Massey
Partner, Westrock Capital Partners
James Neary
Managing Director, Warburg Pincus
Frank Martire, President and CEO
Gary Norcross, COO
Mike Hayford, CFO
George Scanlon, EVP, Finance
Frank Sanchez, EVP, Strategic Dev.
Ron Cook, EVP, General Counsel
Mike Oates, EVP, Human Resources
Executive Leadership Board of Directors

FIS»
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Transaction Rationale
• The right strategy at the right time
• Combined products and services drive stronger long-term
growth
• Complementary customer bases with highly diversified and
recurring revenue streams
• Global reach expands growth opportunities
• Significant transaction synergies drive strong earnings accretion
• Greater scale and cost synergies drive significant margin
expansion

Combination Creates Stronger Competitive Position

FIS»
FIDELITY NATIONAL
INFORMATION SERVICES
Metavante®

• Core processing
• Card services
• Item processing
• ATM services
• E-banking
• Bill payment
• Consumer’s banking touch-
points changing
• Market conditions, declining
profitability and capital
constraints forcing banks to
reduce costs
• Increasing demand for low-cost
integrated products and services
• Above factors accelerate trend
toward outsourcing
• Integrated payment &
core processing services
• Integrated data, delivery
and risk management
• Lower costs, more
efficient delivery
• Global capabilities
• Global anchor customers
• Better positioned against
emerging competitors

Right Strategy, Right Time
Mono-Line Companies
Single Product Capability
(Best of Breed)
Competitive
Imperatives
Client Market
Drivers
Past Present Future
Creating an Industry Leader for Today and Tomorrow

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Right Strategy, Right Time:
Combining from a Position of Strength
• 40+ years of global market leadership in financial
technology services
• A leading global provider of payment and core
processing services to financial institutions
– 1,400 core processing customers
– Over 164 million credit, debit and prepaid cards
processed globally
– Broad Global Reach
• 27 operating centers in established and emerging
markets
• Customers in more than 90 countries
• Significant scale
– $3.4 billion FY2008 revenue
– $828 million FY2008 Adjusted EBITDA
(1)
– 14,000+ financial institution clients in over 90
countries
– Over 25,000 employees

• 40+ years of market leadership across multiple
market segments
• A leading provider of payment, core and
healthcare technologies to financial institutions
– 850 core processing customers
– Over 80 million debit and prepaid cards processed
– 259 million annual bill payments
– 6,000+ financial institutions on the nation's first
operational check image exchange network
• Significant scale
– $1.7 billion FY2008 revenue
– $482 million FY2008 EBITDA
(1)
– Approximately 8,000 clients in 40 countries
– 5,900 employees in the U.S., Canada and Europe
(1) Refer to Appendix for explanation of non-GAAP measures and reconciliation to GAAP
Well Positioned in Growing Markets and Geographies
FIS Overview MV Overview

FIS
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Frank R. Martire Chairman and CEO Metavante 14

Frank R. Martire, President & Chief Executive Officer
- Chairman and CEO of Metavante
- Joined Metavante in 2003
- 10 years, Fiserv: President and COO, Financial Institutions Systems and Services Group
- 10 years, Citigroup Information Resources: Chairman and CEO

Frank Sanchez, Executive Vice President, Strategic Development
- Executive Vice President, Strategic Solutions of FIS
- Joined FIS in 2004
- CEO of Sanchez Computer Associates until acquisition by FIS in 2004

Gary Norcross, Executive Vice President, Chief Operating Officer
- Chief Operating Officer of FIS since Nov. 2007
- President, Integrated Financial Solutions division since 1996
- Joined FIS through acquisition of ALLTEL Information Systems in 2003
- 10 years, Systematics/ALLTEL

George Scanlon, Executive Vice President, Finance
- Executive Vice President and CFO of FIS
- Joined FIS in February 2008
- 3 years, CFO, Levitt Corporation
- 18 years, Ryder System Inc.

Michael D. Hayford, Executive Vice President, Chief Financial Officer
- President and COO of Metavante
- President and COO since Nov. 2008;COO since May 2006; CFO 2001 to 2007
- Joined Metavante in 1992 as Head of Operations; promoted to Chief Information Officer in 1993
- 10 years, Andersen Consulting (now Accenture)

FIS»
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Highly Experienced Management Team 15

17% revenue CAGR
Revenue/EBITDA ($b)
EBITDA margin

7% revenue CAGR
Revenue/EBITDA ($b)
EBITDA margin

44%
34%
22%
Strong Financial Performance

2008 revenue: $3.4 billion
Financial
Solutions
Payment
Solutions
International
61%
39%
2008 revenue: $1.7 billion
Financial
Solutions
Payment
Solutions
FIS Overview MV Overview
(1)
(1)
(1) Refer to Appendix for explanation of non-GAAP measures and reconciliation to GAAP
$2.5
$2.9
$3.4
$0.6
$0.7
$0.8
24.0%
24.2%
24.5%
0.0
1.0
2.0
3.0
$4.0
2006 2007 2008
20%
22%
24%
26%
28%
30%
Revenue EBITDA
$1.5
$1.6
$1.7
$0.4
$0.5
$0.5
27.5%
29.3%
28.2%
0.0
0.5
1.0
1.5
$2.0
2006 2007 2008
24%
26%
28%
30%
32%
34%
Revenue EBITDA

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◑	●	●
●	●	●
●	●	●
●	◑	●
◑	◑	◑

FIS

FIDELITY NATIONAL INFORMATION SERVICES

● ◑ ○

Metavante®

Combined Products and Services
Enhance Growth Prospects

Bill Payment / Online Banking
Prepaid Card
Debit Card / EFT Network
Credit Card / Loyalty
Leadership Presence Not Served
= +
Core Processing
Industry’s Most Comprehensive Range of Products and Services
MV
FIS
Image / Item Processing
Risk Management
FIS

●	●	●	○	○	◑	◑	◑
●	●	◑	○	○	◑	○	○
●	●	◑	◑	○	○	○	○
●	◑	○	●	◑	○	○	○
●	◑	◑	●	●	◑	○	○
●	◑	○	●	●	○	○	◑
◑	◑	◑	◑	◑	○	○	○

FIS FIDELITY NATIONAL INFORMATION SERVICES

● ◑ ○

Metavante®

Bill Payment / Online Banking
Prepaid Card
Debit Card / EFT Network
Credit Card / Loyalty
Fiserv First Data JKHY
Core Processing
IBM Oracle
FIS is the Industry’s Most Dynamic and Differentiated Player
HP
Image / Item Processing
Risk Management
Selected
Traditional Competitors
Selected Payments
Competitors
Selected
Emerging Competitors
Leadership Presence Not Served
Combined Products and Services
Enhance Growth Prospects
TSYS
FIS

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

• Diverse customer base
• Largest customer accounts for
~2% of combined revenue
• Cross-selling opportunity across
multiple financial institution channels
Highly Complementary Customer Base
Diversified Revenue Streams
26%
19%
20%
16%
19%
49%
35%
6%
10%
PF 2008 Revenue by Customer Channel
Highly Recurring Revenue
PF 2008 Revenue by Segment
(2)
(1) Includes Retail, Government, Commercial, Print / Mail and Healthcare
(2) FIS revenue by segment includes $2.5 million corporate and other
Small
Mid
Large
Int'l
Other (1)
86%
8%
6%
PF 2008 Recurring Revenue
Recurring
Professional
Services
Payment
Solutions
Financial
Solutions
International
Financial
International
Payments
Other
• Diverse markets served
• Cross-selling opportunities through
expanded product set and existing
customer relationships
• Attractive revenue mix
• ~65% of revenue in high
growth Payments &
International categories
• 86% combined recurring
revenue
• Long-term contracts
• Substantial penalties for
early termination

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante

$149m
19%
$302m
38%
$337m
43%
Improved Global Reach
Expands Opportunity Set
• Established operations in 27 countries
worldwide
– Serving customers in more than 90
countries
– Strong local presence and expertise
• Over 10,000 employees
• Multi product capability
– Core bank processing, 126 clients
– Card processing, 46 million cards
– Business process outsourcing
• Leveragable product development and
processing resources
International Overview
EMEA
Latin
America
Asia
Pacific/Other
Established Presence in Rapidly Growing Markets
PF 2008 International Revenue $800m

(15% Combined Revenue)

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante

Significant Transaction Synergies Drive Earnings Accretion:
Well Positioned With Core Client Base
FIS Core Clients
1,400
MV Core Clients
850
Core Creates Anchor Relationship For Cross-Sales
E-Banking/
Bill Payment
Item/Image
2,250
Core Clients
ATM / Debit
EFT / Prepaid
Loyalty
Programs
Credit Card
Services
Fraud
Analytics
Channel
Payment
Networks

FIS»
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

E-Banking/
Bill Payment
Extend MV Bill Payment Solution To FIS Large Bank Relationships
Significant Transaction Synergies Drive Earnings Accretion:
Core Relationships Create Opportunities
ATM/Debit
EFT/Prepaid
Loyalty
Programs
Credit Card
Services
Fraud
Analytics
Channel
Payment
Networks
2,250
Core Clients
Market Leading Capabilities

Item/Image
Biller Network
Integrated User Interface
Expedited Bill Payment
Small Business Bill Payment
Optimized Biller Direct
Bill Presentment
Reseller Agreements (VAR)
Premier Service

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Significant Transaction Synergies Drive Earnings Accretion:
Core Relationships Create Opportunities
Experience and leadership
Customizable for debit, credit & DDA
End-to-end turnkey delivery
Administration and reporting
Card fulfillment services
Results driven, revenue generating
Acquire and retain customers
Market Leading Capabilities
FIS Loyalty Solutions Extended To MV Clients

E-Banking/
Bill Payment
2,250
Core Clients
ATM/Debit
EFT/Prepaid
Loyalty
Programs
Credit Card
Services
Fraud
Analytics
Channel
Payment
Networks
Item/Image

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

E-Banking/
Bill Payment
Item/Image
ATM/Debit
EFT/Prepaid
Loyalty
Programs
Credit Card
Services
Fraud
Analytics
Channel
Payment
Networks
Extend MV Payment Networks To FIS Core, Item/Image, & Payments Clients
Significant Transaction Synergies Drive Earnings Accretion:
Core Relationships Create Opportunities
Market Leading Capabilities – Endpoint

2,250
Core Clients
Market Leading Capabilities - NYCE
Nationwide PIN debit network
Secure processing for POS, ATM, &
internet PIN payments
Leader in transaction completions
Maximize interchange fees
Continuous investment and innovation
True national check clearing network
Interoperability (Fed, Viewpointe, SVPCO)
Serves all bank tiers and credit unions
Offers efficiencies to check processing
Decrease float risk and reduce fraud

Michael D. Hayford President and COO Metavante 25

FIS»
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Significant Transaction Synergies
Drive Earnings Accretion
• Drives Adjusted EPS accretion in
2010
(1)
– $210m achieved between closing and
the end of 2010
– $260m by the end of 2012
• Multiple sources
– Infrastructure consolidation
– Product portfolio rationalization
– Redundant overhead functions
– Supplier rationalization
• Cross-sell to expanded client base
• Reduces consolidation risk

Annual Cost Synergies:
$260m
Expected Long-Term
Organic Revenue Lift of 2%
Drives Incremental Shareholder
Value of ~ $1.7 billion
(2)
Solidifies Organic Growth Outlook
(6%- 9%)
(1) Assumes 7/1/09 close
(2) Current 2010E trading multiple as of March 30, 2009 of approximately 6.4x EBITDA multiplied by the
$260m in cost synergies yields ~ $1.7 billion of incremental shareholder value
Payment Products Core Surround Products
– Bill Payment – Branch
– Healthcare – Check Image
– Government – Item Processing
– Debit – Risk Product
– Prepaid – Commercial Lending
– Credit Card / Loyalty

FIS
FIDELITY NATIONAL
INFORMATION SERVICES
Metavante®

Company Acquisition Date
Targeted
Synergies ($m) Achieved / Exceeded
eFunds Sep. 2007 $65
Certegy Feb. 2006 50
Intercept Dec. 2004 25
NYCE (MV Acq.) Jul. 2004 24
Aurum Mar. 2004 15
Targeted Synergies ($m) Timing
Payment Processing $85 6 - 24 months
Core Processing 70 6 - 24 months
IT / Operations 55 6 - 18 months
Corporate 50 6 months
Total $260
MV
Transaction
Excellent Track Record of Achieving / Exceeding Cost Synergy Targets
Significant Transaction Synergies Drive Earnings Accretion:
Cost Synergies
Historical
Acquisitions

FIS» FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Illustrative Accretion Analysis:
$260m Total Synergies

(1) Assumes a closing date of January 1, 2009
(2) Assumes achieving $260 million of pre-tax synergies and $7.9m of additional pre-tax interest expense taxed at 36%
(3) Fully diluted shares per treasury method as of March 30, 2009
(4) Issued approximately 42 million incremental shares to MV shareholders and 16 million shares to new equity investors
(5) Represents mid-point of publicly announced management guidance
(units in millions, except per share data)
FIS MV
Transaction
Adjustments
(1)
FIS
Fiscal 2009 Adjusted Net Earnings
(3)
$316.0 $197.2 $161.4
(2)
$674.6
Fully Diluted Shares Outstanding 193.9 121.4 58.6
(4)
373.9
Adjusted EPS
(5)
$1.63 $1.62 $1.80
% Accretion 11%

✓

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FIS»
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Summary of Benefits

Transaction Driver Impact FIS
Greater Scale / Cost Synergies Margin Expansion
Combined Product Coverage Enhanced Growth Prospects
Improved Customer Retention
Complementary Customer Bases Diversification, Visibility, Recurring Revenue
Provides Additional Sales Outlets
(Cross-Sell Opportunities)
Global Reach Expands Customer Opportunity
Value Creation Adjusted EPS Accretive in 2010
(1)
Greater Long-Term Growth Opportunities
Management Team Strongest and Deepest in Industry
Creating an Industry Leader for Today and Tomorrow
(1) Refer to Appendix for explanation of non-GAAP measures and reconciliation to GAAP

George P. Scanlon Executive Vice President and CFO Fidelity National Information Services 30

9% CAGR

25% CAGR

15% CAGR

FIDELITY NATIONAL INFORMATION SERVICES

Impressive Combined Financial Profile

0.8
0.7
0.5
0.5
$1.7b (2)
$1.3b
$1.2b
2007 2008 2009 w/
synergies
EBITDA
3.4
2.9
1.6
1.7
$5.3b (1)
$5.2b
$4.5b
2007 2008 2009
Revenue Free Cash Flow
0.4
0.2
0.2
0.2
$0.7b (2)
$0.5b
$0.4b
2007 2008 2009 w/
synergies
FIS MV
($ billions)
Note: 2009 figures represent public guidance estimates
(1) Assumes 4% constant currency revenue growth at FIS and 3.5% total revenue growth at MV
(2) Assumes fully-phased cost synergies of $260m and 36.0% tax rate

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Transaction Assumptions

Expected Close: • Q3 2009
Cumulative Cost Synergies: • $210m – 2010
• $240m – 2011
• $260m – 2012
Total Debt: • $3.8B debt at a weighted average rate of ~ 6%
– $2.4B in existing FIS debt
– $800m of Exchanged MV Term Loan B at L + 325 bps
– $500m of FIS Accordion Term Loan at L + 425 bps
– $145m of A/R-backed Revolver at L + 325 bps
Equity: • PF fully diluted shares outstanding of 374m at close
Free Cash Flow Priorities: • Fulfill commitments to debt holders
• Fund growth
• Pay dividend
• Further reduce leverage
• Buy-back shares
CapEx: • 5% - 7% of revenue

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante

FIS Capitalization

Pro Forma Capitalization (12/31/08)
($ in millions)
Standalone Standalone Transaction Illustrative
FIS MV
Adjustments FIS
Cash $221 $269 ($207) $283
Total Debt $2,515 $1,737 ($292) $3,960
Shareholders' Equity 3,533 361 2,449           6,343
Total Capitalization $6,212 $2,113 $10,302
Total Debt / Total Cap 40.5% 82.2% 38.4%
Net Debt / LTM EBITDA
(1)
2.8x 3.0x 2.3x
(1) Illustrative FIS includes $260m of cost synergies

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Strong Financial Outlook

(1) Refer to Appendix for explanation of non-GAAP measures and reconciliation to GAAP
(2) MV does not currently pay a dividend
Long-Term Guidance
Organic revenue excluding acquisitions and currency 6% to 9%
Adjusted EBITDA
(1)
9% to 12%
Adjusted net earnings per share
(1)
15% to 20%
Free cash flow
(1)
~Adjusted Net Earnings
Target Debt / EBITDA < 2.5x
Dividend
$0.20 / share
(2)

FIS
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Creating an Industry Leader for Today and Tomorrow

Appendix 36

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Use of Non-GAAP Measures
FIS

Generally Accepted Accounting Principles (GAAP) is the standard framework of guidelines for financial accounting.  It includes the standards, conventions and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements.  In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.  These non-GAAP measures include earnings before interest,
taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA and free cash flow.   Adjusted
EBITDA excludes the after-tax impact of merger and acquisition and integration expenses, certain stock compensation charges, debt restructuring and other costs, and gains (losses) on the sale of certain non-
strategic assets.  Organic revenue excludes eFunds during the periods being compared. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings.  Further, FIS’s and Metavante’s non-
GAAP measures may be calculated differently from similarly titled measures of other companies.
Further description and reconciliations of these non-GAAP measures to related GAAP measures is included in the Appendix.

FIS FIDELITY NATIONAL INFORMATION SERVICES

Metavante

Reconciliation of Non-GAAP Measures
FIS

Note: The sum of individual amounts may not equal the respective totals due to rounding
(1) 2006 is presented as if the Certegy merger was completed on January 1, 2006 versus February 1, 2006
Adjusted Net Earnings
Year Ended December 31,
($ millions) 2008 2007 2006
(1)
Net Earnings from Continuing Operations 117 $         251 $         16 $
Certegy Net Earnings, January 2006 - - (46)
117 251 (30)
M & A and Spin-off Related Costs, net of tax 46 26 83
Covansys Gain, net of tax - (173) -
Change in allocation of corporate costs and interest expense 13 48 64
Certegy Trademark Impairment 18 - -
Net Earnings, excluding other items 194 152 117
After-tax Purchase Price Amortization 95 80 79
Adjusted Net Earnings 288 $         231 $         196 $

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante

Reconciliation of Non-GAAP Measures
FIS

Note: The sum of individual amounts may not equal the respective totals due to rounding
(1) 2006 is presented as if the Certegy merger was completed on January 1, 2006 versus February 1, 2006
Reconciliation of Net Earnings to Adjusted EBITDA
Year Ended December 31,
($ millions) 2008 2007 2006
(1)
Net Earnings from Continuing Operations 117 $         251 $         16 $
Certegy Net Earnings, January 2006 - - (46)
Gain on Sale of Convansys Stock - (275) -
Interest Expense, net 156 172 189
Income Taxes 58 136 (29)
Depreciation and Amortization 393 374 341
Minority Interest and Equity of Unconsolidated Entities 4 (3) (8)
728 656 463
M&A, Restructuring and Integration Costs 46 28 133
Corporate Costs Non-Discontinued Operations 18 22 18
LPS Spin-Off Costs 9 1
Trademark Impairment 26 -
Adjusted EBITDA 828 $         706 $         614 $

FIS»
FIDELITY NATIONAL INFORMATION SERVICES

Metavante®

Reconciliation of Non-GAAP Measures
FIS

(1) Reflects the impact of including Certegy results as if the merger occurred on January 1, 2006 versus
February 1, 2006
(2) Reflects operating cash flows attributable to LPS
(3) Adjustments to Net Earnings reflect the elimination of the after-tax impact of non-recurring M&A and related integration costs, costs associated with the LPS spin-off, restructuring costs and the elimination of corporate costs attributable to LPS
(4) Adjustments to working capital reflect elimination of settlement of various acquisition related liabilities
Free Cash Flow
Year Ended December 31,
($ millions) 2008 2007 2006
GAAP Cash Flows from Operating Activities 596 $         464 $         495 $
Adjustments:
Certegy January 2006
(1)
- - (35)
Impact of LPS Spin-Off
(2)
(123) (265) (359)
Non-GAAP items
(3)
39 47 213
Working capital adjustments
(4)
76 195 14
Adjusted Cash Flows from Operating Activities 588 441 328
GAAP Capital Expenditures 255 344 300
Plus:  Certegy January 2006 - - 5
Less: Impact of LPS Spin-Off (25) (71) (70)
Adjusted Capital Expenditures 230 273 235
Free Cash Flow 358 $         168 $         93 $

FIS»
FIDELITY NATIONAL
INFORMATION SERVICES

Metavante®

Use of Non-GAAP Measures
MV

This presentation contains non-GAAP financial measures for Metavante Technologies, Inc. such as “EBITDA”
and “Free Cash Flow ”.  These measures should not be considered substitutes for GAAP measures.  The following is a specific discussion of each measure:
EBITDA
Metavante’s management defines “EBITDA” as net income before income taxes, interest expense net of interest income, depreciation, amortization, non-cash impairment charges and costs related to the separation from Marshall & Ilsley Corporation in 2007.  Metavante’s management believes that “EBITDA” is useful for evaluating performance against peer companies within its industry and provides investors additional transparency to financial measures used by management in its financial and operational decision-making.  In addition, Metavante utilizes EBITDA in its evaluation and determination of the price of potential acquisition candidates, to explain trends in operating performance and believes it provides useful information about its ability to incur and service indebtedness.  Also, EBITDA is included in the financial covenants applicable to
Metavante’s credit facilities.  In addition to the items noted above, EBITDA, as defined in the financial covenant in Metavante’s credit facility, also excludes certain non-cash charges, such as stock option expense.
Metavante’s definition of EBITDA may be different from definitions used by other companies.
Metavante’s management defines “free cash flow” as cash flows provided by operating activities less capital expenditures. Metavante’s management believes that free cash flow provides useful information to investors regarding Metavante’s ability to generate cash from business operations that is available for acquisitions and other investments, and debt service.  This definition may be different from definitions used by other companies.
Free Cash Flow

FIS
FIDELITY NATIONAL INFORMATION SERVICES
Metavante®

Reconciliation of Non-GAAP Measures
MV

Note: The sum of individual amounts may not equal the respective totals due to rounding
2008 2007 2006
Reconciliation of Net Income to EBITDA
Net income 147 $       50 $         160 $
Interest expense, net 104 41 29
Income taxes 83 71 80
Depreciation and amortization 147 154 144
482 315 414
Transaction-related costs - 24 -
Impairment charges - 130 -
EBITDA 482 $       469 $       414 $
Reconciliation of Cash Provided by Operating Activities to Free Cash Flow:
Cash provided by operating activities 303 $       345 $       292 $
Capital expenditures (138) (143) (109)
Free cash flow 165 $       202 $       183 $
($ millions)
Year Ended December 31,